UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 19, 2005

EMERGING VISION, INC.

(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard

Garden City, New York 11530

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 19, 2005, Emerging Vision, Inc. (the “Company”) (OTCBB – ISEE.OB) entered into a Credit Agreement (the “Credit Agreement”) with Manufacturers and Traders Trust Corporation (“M&T”), establishing a revolving credit facility (the “Credit Facility”), for aggregate borrowings of up to $2 million, to be used for general working capital needs and certain permitted acquisitions. The initial term of the Credit Facility expires in August 2007, but may renewed in accordance with the terms of the Credit Agreement. The aggregate borrowings of the Company are payable in accordance with the terms of a Grid Note, which provides, among other things, that such borrowings accrue interest at the variable rate of LIBOR plus 2.75% per annum, and are payable in August 2007. The total outstanding borrowings under the Credit Facility may be accelerated by M&T upon the occurrence of one or more events, including, without limitation, the Company’s failure to satisfy certain financial covenants (set forth in the Credit Agreement).

In order to secure repayment of the aggregate borrowings made under the Credit Facility, (i) the Company entered into Security Agreements with M&T, pursuant to which the Company granted M&T a security interest in substantially all of its tangible and intangible assets, and (ii) VisionCare of California (“VisionCare”), a wholly–owned subsidiary of the Company, entered into a Security Agreement with M&T, pursuant to which VisionCare granted M&T a security interest in substantially all of its tangible and intangible assets, and executed a Guaranty, pursuant to which VisionCare guarantied the performance of the Company’s obligations to M&T in respect of the Credit Facility.

The descriptions of the Credit Facility and the related transactions are qualified in their entirety by reference to the Credit Agreement, Grid Note, Security Agreements and Guaranty filed as Exhibits 10.14, 10.15, 10.16, 10.17 and 10.18.

Item 8.01 Other Events

On September 6, 2005, the Company issued a press release announcing the establishment of the Credit Facility. A copy of that press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Exhibit No.

10.14	Credit Agreement, dated August 19, 2005, between Emerging Vision, Inc. and Manufacturers and Traders Trust Corporation
10.15	Standard LIBOR Grid Note, dated August 19, 2005, between Emerging Vision, Inc. and Manufacturers and Traders Trust Corporation
10.16	Security Agreement
10.17	Trademark Security Agreement
10.18	VisionCare Guaranty
99.1	Press Release, dated September 6, 2005, issued by Emerging Vision, Inc.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By:	/s/ Brian P. Alessi

Name: Brian P. Alessi

Title:	Chief Financial Officer

Date:	September 9, 2005